VAN KAMPEN EQUITY TRUST II,
on behalf of its series,
Van Kampen Core Growth Fund

Supplement dated May 10, 2010
to each of the
Summary Prospectus dated December 30, 2009
and the
Prospectus dated December 30, 2009,
each as previously supplemented on March 2, 2010 and
December 30, 2009,

The Prospectus and the Summary Prospectus are hereby supplemented as follows:

On December 8, 2009, management of the Van Kampen Core Growth Fund (the “Fund”) proposed the reorganization (the “Reorganization”) of the Fund into Advantage Portfolio, a series of Morgan Stanley Institutional Fund, Inc., a fund on the Morgan Stanley institutional platform with a substantially similar investment objective and principal investment strategy as the Fund (the “Acquiring Fund”). The Board of Trustees approved the proposed Reorganization and shareholders of the Fund approved the Reorganization at a special meeting of shareholders held on May 10, 2010. It is expected that the Reorganization will be completed on or about May 21, 2010 at which time shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

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CGSPT3 5/10